AMENDMENT TO PLAN OF REORGANIZATION

     THIS AMENDMENT (the "Amendment) is entered into by and among Tridex Corporation, a Connecticut corporation with executive offices at 61 Wilton Road, Westport, CT 06880 ("Tridex"), Magnetec Corporation, a Connecticut corporation ("Magnetec") and TransAct Technologies Incorporated, a Delaware corporation ("TransAct") each with executive offices at 7 Laser Lane, Wallingford, CT 06492;

     WHEREAS, the parties hereto and Ithaca Peripherals Incorporated ("Ithaca"), formerly a Delaware corporation, entered into a Plan of Reorganization dated as of June 25, 1996 (the "Plan of Reorganization");

     WHEREAS, as contemplated under the Plan of Reorganization, Ithaca merged with and into Magnetec on July 29, 1996;

     WHEREAS, the parties hereto wish to amend Section 6.1 of the Plan of Reorganization, which contains a non-competition covenant.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree with as follows:

     The last sentence of Section 6.1 of the Plan of Reorganization is hereby deleted in its entirety and replaced with the following:

The foregoing shall not prohibit Tridex from: (i) holding five percent (5%) or less of the outstanding equity securities of any corporation whose equity securities are regularly traded on any national stock exchange or recognized "over-the-counter" market; or (ii) manufacturing custom keyboards and pole displays and selling point-of-sale systems and components, including printers or printer goods, through its wholly-owned subsidiary, Ultimate Technology Corporation.

     IN WITNESS WHEREOF, the parties have executed this Amendment this 30th day of August, 1996.

                                       TRIDEX CORPORATION



                                       By: /s/ Seth M. Lukash
                                           -------------------------------------
                                       Title: Seth M. Lukash, Chairman and Chief
                                              Executive Officer

                                       MAGNETEC CORPORATION



                                       By: /s/ Bart C. Shuldman
                                           -------------------------------------
                                       Title: Bart C. Shuldman
                                              President

                                       TRANSACT TECHNOLOGIES INCORPORATED



                                       By: /s/ Bart C. Shuldman
                                           -------------------------------------
                                       Title: Bart C. Shuldman
                                              President and Chief
                                              Executive Officer